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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 6, 2001




                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)



         Delaware                       001-2979            No. 41-0449260
(State or other jurisdiction        (Commission File         (I.R.S. Employer
      of incorporation)                  Number)            Identification No.)


             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 1-800-411-4932


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Item 5. OTHER EVENTS

       Wells Fargo & Company is placing on file as Exhibit 99 a copy of its press release announcing that the Company expects to recognize non-cash charges in the second quarter of 2001. Exhibit 99 is incorporated herein by reference.

Item 7. EXHIBITS

        (c) Exhibits

            99 Copy of the press release announcing expected second quarter 2001 non-cash charges


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 6, 2001                WELLS FARGO & COMPANY


                                   By: LES L. QUOCK
                                       -----------------------------------
                                       Les L. Quock
                                       Senior Vice President and Controller